COMCAST CORPORATION

                             1987 STOCK OPTION PLAN

             (As Amended and Restated, Effective December 10, 1996)


          1. Purpose. COMCAST CORPORATION, a Pennsylvania corporation (the "Company"), adopts the Comcast Corporation 1987 Stock Option Plan effective January 5, 1987 (the "Plan"). The Plan is intended as an additional incentive to employees and non-employee members of the Board of Directors (together the "Optionees") to enter into or remain in the employ of the Company or any Affiliate (as defined below) or to serve on the Board of Directors of the Company or any Affiliate and to devote themselves to the Company's success by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights (the "Options") to acquire the Company's Class A Special Common Stock, par value, $1.00 per share (except as otherwise provided in Section 12, the "Common Stock"). Each Option granted under the Plan to an employee of the Company or an Affiliate is intended to be an incentive stock option ("ISO") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") for federal income tax purposes, except to the extent any such ISO grant would exceed the limitation of subsection 6(a) and except for any Option specifically designated at the time of grant as not being an ISO. No Option granted to a person who is not an employee of the Company or any Affiliate on the date of grant shall be an ISO. For purposes of the Plan, except as otherwise provided in Section 14, the term "Affiliate" shall mean a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

          2. Administration. The Plan shall be administered by the Subcommittee on Performance Based Compensation of the Compensation Committee or any other committee or subcommittee designated by the Board of Directors of the Company, provided it is composed of two or more non-employee members of the Board of Directors each of whom is an "outside director" within the meaning of Section 162(m)(4)(C) of the Code and applicable Treasury Regulations thereunder (the "Committee"). Notwithstanding the foregoing, in the case non-employee directors who are granted Options in accordance with the provisions of Section 8, the directors to whom such Options will be granted, the timing of grants of such Options, the Option Price (as such term is defined in subsection 6(b)) of such Options and the number of Option Shares (as such term is defined in Section 4) included in such Options shall be as specifically set forth in Section 8.

               (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

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               (b) Grants. Except with respect to options granted to
non-employee directors pursuant to Section 8, the Committee shall from time to time at its discretion direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to determine the Optionees to whom and the times at which Options shall be granted, the number of Option Shares (as defined in Section 4) to be granted and the price and other terms and conditions thereof, including a specification with respect to whether an Option is intended to be an ISO, subject, however, to the express provisions of the Plan. In making such determinations the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to non-employee directors shall be made in accordance with Section 8. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, binding and conclusive.

               (c) Exculpation. No member of the Board of Directors or of the Committee shall be personally liable for monetary damages as such for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless (i) the director or member of the Committee has breached or failed to perform the duties of his office and
(ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this subsection 2(c) shall not apply to the responsibility or liability of a director or a member of the Committee pursuant to any criminal statute.

               (d) Indemnification. Each member of the Board of Directors or of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's by-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he may be involved by reason of his being or having been a member of the Board of Directors or the Committee, whether or not he continues to be such member of the Board or the Committee at the time of the action, suit or proceeding.

          3. Eligibility. All employees of the Company or its Affiliates (who may also be directors of the Company or its Affiliates) shall be eligible to receive ISOs hereunder. All Optionees shall be eligible to receive Options hereunder. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee or as an Optionee. An Optionee may receive more than one Option, but only on the terms and subject to the restrictions of the Plan, provided, however, that non-employee directors may receive Options only pursuant to Section 8.

          4. Option Shares. The aggregate maximum number of shares of the Common Stock for which Options may be issued under the Plan is 19,500,000 shares, adjusted as provided in Section 9 (the "Option Shares"). Option Shares shall be issued from authorized and unissued

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Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If any outstanding Option granted under the Plan expires, lapses or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again by the subject of an Option granted pursuant to the Plan. The maximum number of shares of the Common Stock for which Options may be issued to any single employee of the Company or its Affiliates in any calendar year, adjusted as provided in Section 9, shall be, in 1994, 2,300,000 shares, and thereafter 500,000 shares.

          5. Term of Plan. The Plan is effective as of January 5, 1987. No Option may be granted under the Plan after January 4, 1997.

          6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by written documents (the "Option Documents") in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this Section 6 shall not be applicable to Options granted to non-employee directors, except as otherwise provided in subsection 8(c).

               (a) Number of Option Shares. Each Option Document shall state the number of Option Shares to which it pertains. Notwithstanding that any such Option is intended to be an ISO, such option shall not be an ISO to the extent that it would not be so treated under the rules contained in Section 422(d) of the Code, and the Regulations thereunder (dealing with the annual vesting limit).

               (b) Option Price. Each Option Document shall state the price at which Option Shares may be purchased (the "Option Price"), which shall be at least 100% of the fair market value of the Common Stock at the time the Option is granted as determined by the Committee; provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the fair market value of the Option Shares at the time the Option is granted.

               (c) Medium of Payment. An Optionee shall pay for Option Shares
(i) in cash, (ii) by certified check payable to the order of the company, or
(iii) by a combination of the foregoing. In addition, the Committee may provide in an Option Document that payment may be made all or in part in Other Available Shares held by the Optionee (a) in the case of payment for ISOs outstanding as of March 28, 1990, for more than one year, or (b) in the case of payment for all other Options (unless otherwise provided in an Option Document), for more than six months or such shorter period of time as shall not, in the Committee's sole discretion, have an adverse effect on the Company's financial statements; provided, however, that Option Shares may not be

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paid for in shares of Class A Common Stock if such method of payment would result in liability under Section 16(b) of the Securities Exchange Act of 1934 to an Optionee. Except as otherwise provided by the Committee, if payment is made in whole or in part in shares of the Common Stock or Class A Common Stock of the Company, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing shares of Common Stock or Class A Common Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery that is not greater than the Option Price of the Option Shares with respect to which such Option is to be exercised, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates. Notwithstanding the foregoing, the Committee, in its sole discretion, may refuse to accept shares of Common Stock or Class A Common Stock in payment of the Option Price. In that event, any certificates representing shares of Common Stock or Class A Common Stock which were delivered to the Company shall be returned to the Optionee with notice of the refusal of the Committee to accept such shares in payment of the Option Price. The Committee may impose such limitations and prohibitions on the use of shares of the Common Stock or Class A Common Stock to exercise an Option as it deems appropriate.

               (d) Termination of Options. No Option shall be exercisable after the first to occur of the following:

                    (i) Expiration of the Option term specified in the Option Document, which for an ISO, shall not exceed (A) ten years from the date of grant, or (B) five years from the date of grant if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of an Affiliate, and which for any other Option shall not exceed ten years and six months from the date of grant;

                    (ii) Expiration of three months from the date the Optionee's employment with the Company or its Affiliates terminates for any reason other than disability (within the meaning of Section 22(e)(3) of the Code) ("Disability"), death or as specified in subsection 6(d)(iv) or (v) below, provided, however, that the Committee may specify in an Option Document that an Option may be exercisable during a longer period following the date the Optionee's employment with the Company or its Affiliates so terminates, but in no event later than the expiration of the Option Term specified in such Option Document;

                    (iii) Expiration of one year from the date the Optionee's employment with the Company or its Affiliates terminates by reason of the Optionee's Disability or death;

                    (iv) The date set by the Committee pursuant to Section 13 in connection with a Terminating Event; or

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                    (v) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment contract with the Company or an Affiliate, or has been engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or has disclosed trade secrets of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee, upon a determination by the Committee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.

               (e) Transfers. This subsection 6(e) shall not apply to Options described in Section 6.1.

                    (i) In General. Except as provided in subsection 6(e)(ii), no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him.

                    (ii) Transferable Options. The Committee may, in its discretion, at the time of grant of an Option that is not an ISO (an "NQO") or by amendment of an Option Document for an ISO or an NQO, provide that Options granted to or held by an Optionee may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee; provided further that (A) any such transfer is without consideration and (B) each transferee is a member of such Optionee's Immediate Family (as hereinafter defined); and provided further that any ISO granted pursuant to an Option Document which is amended to permit transfers during the lifetime of the Optionee shall, upon the effectiveness of such amendment, be treated thereafter as an NQO. No transfer of an Option shall be effective unless the Committee is notified of the terms and conditions of the transfer and the Committee determines that the transfer complies with the requirements for transfers of Options under the Plan and the Option Document. Any person to whom an Option has been transferred may exercise any Options only in accordance with the provisions of subsections 6(c), 6(d), 6(f) and this subsection 6(e). For purposes of this subsection 6(e), the term "Immediate Family" shall mean an Optionee's spouse and lineal descendants, any trust all beneficiaries of which are any of such persons and any partnership all partners of which are any of such persons.

               (f) Other Provisions. The Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

               (g) Amendment. The Committee shall have the right to amend Option Documents issued to an Optionee subject to his consent, except that the consent of the Optionee shall not be required for any amendment made under subsection 6(d)(iv).

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               (h) Exercisability. To the extent that the grant of an Option would be subject to Section 16(b) of the Securities Exchange Act of 1934 unless the requirements for exemption therefrom in Rule 16b-3(c)(1), under such Act, or any successor provision, are met, the Option Documents shall provide that such Option is not exercisable until not less than six months have elapsed from the date of grant.

          6.1 Certain Options Awarded to Ralph J. Roberts. With respect to those Options awarded to Ralph J. Roberts on January 8, 1992 (options to purchase 249,441 shares of Class A Special Common Stock at $16.25 per share), and January 6, 1993 (options to purchase 249,545 shares of Class A Special Common Stock at $18.125 per share), and notwithstanding subsection 6(e) of this Plan, the Committee may, in its discretion, amend such Options to provide that such Options may be transferred by Mr. Roberts, in whole or in part, to one or more transferees and exercised by any such transferee, provided that (i) any such transfer is without consideration, and (ii) each transferee is a member of Mr. Roberts' Immediate Family. "Immediate Family" shall mean Mr. Roberts' spouse, children, grandchildren, any trust all beneficiaries of which are such persons, and any partnership all partners of which are such persons. In the event the Committee so amends such Options, the Committee shall include in such amended Options such further provisions as it determines are necessary or appropriate at the time of such amendment to permit the Company to deduct compensation expenses recognized upon exercise of such options for federal or state income tax purposes.

          7. Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Option Shares to be purchased. Each such notice shall specify the number of Option Shares to be purchased and shall (unless the Option Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933 (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (2) such Option Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Option Shares have not be registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Option Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, and (c) such Option Shares may not be transferred without compliance with all applicable federal and state securities laws. Notwithstanding the above, should the Company be advised by counsel that issuance of shares should be delayed pending (A) registration under federal or state securities laws or (B) the receipt of an opinion that an appropriate exemption therefrom is available, the Company may defer exercise of any Option granted hereunder until either such event in (A) or
(B) has occurred.


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          8. Special Provisions Relating to Grants of Options to Non-employee
Directors. Options granted pursuant to the Plan to non-employee directors shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 8. Options granted pursuant to this Section 8 shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

               (a) Timing of Grants; Number of Shares Subject of Options; Exercisability of Options; Option Price. Each non-employee director shall be granted, commencing on February 1, 1995 and on each successive February 1 (the "Grant Date") thereafter, an Option to purchase five thousand four hundred (5,400) shares of Common Stock. Notwithstanding anything herein to the contrary, each newly elected non-employee director who is first elected to the Board of Directors after February 1, 1994 shall (i) be granted an Option to purchase nine thousand (9,000) shares of Common Stock on the date on which such non-employee director is elected to the Board of Directors (the "Election Date") and (ii) not be entitled to the grant of an Option hereunder on the Grant Date immediately following the non-employee director's Election Date if such Election Date is within ninety (90) days of the Grant Date. No such Option shall be an ISO, and each such Option shall first become exercisable six months after the date of grant and shall then be exercisable in its entirety. The Option Price shall be equal to 100% of the fair market value of the Common Stock on the date the Option is granted.

               (b) Termination of Options Granted Pursuant to Section 8.

                    (i) All options granted pursuant to this Section 8 shall be exercisable until the first to occur of the following:

                         (A) Expiration of five (5) years from the date of grant;

                         (B) Expiration of ninety (90) days from the date the Optionee's service as a non-employee director terminates for any reason other than Disability or death or as otherwise specified in subsection 8(b)(i)(D) below;

                         (C) Expiration of one (1) year from the date the Optionee's service with Company as a non-employee director terminates due to the Optionee's Disability or death; or

                         (D) The date the Optionee's directorship is terminated, if the directorship is terminated on account of (1) any act of fraud, intentional misrepresentation, embezzlement or theft, (2) commission of a felony or (3) disclosure of

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

     trade secrets of the Company or an Affiliate. In such event, in addition to the immediate termination of the Option, the Optionee shall automatically forfeit all Option Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.

               (c) Applicability of Certain Provisions of Section 6 to Options Granted Pursuant to Section 8. The following provisions of Section 6 shall be applicable to Options granted pursuant to this Section 8: Subsection 6(a) (provided that no Option granted pursuant to this Section 8 shall be an ISO); subsection 6(c) (provided that Option Documents relating to options granted pursuant to this Section 8 shall provide that payment may be made in whole or part in shares of Common Stock or Class A Common Stock held by the Optionee for more than six months, subject to the limitation on payment in shares of Class A Common Stock set forth in subsection 6(c) if such method of payment would result in liability under Section 16(b) of the Securities Exchange Act of 1934); subsection 6(e); subsection 6(g); and subsection 6(h).

          9. Adjustments on Changes in Capitalization. The aggregate number of shares and class of shares as to which Options may be granted hereunder, the number of shares covered by each outstanding Option, and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the Optionee and no adjustment shall be made to the number of shares set forth in subsection 8(a). However, an Option granted pursuant to subsection 8(a). However, an Option granted pursuant to subsection 8(a) shall be subject to adjustment in accordance with the provisions of this Section 9 after the date of grant.

          10. Amendment of the Plan. The Board or the Committee may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, neither the Board nor the Committee may, without within twelve months before or after such action obtaining approval by such vote of shareholders as may be required by Pennsylvania law for any action requiring shareholder approval, or by a majority of votes cast at a duly held shareholders' meeting at which a majority of all voting stock is present and voting on such amendment, either in person or in proxy (but not, in any event, less than the vote required pursuant to Rule 16b-3(b) under the Securities Exchange Act of 1934), change the class of individuals eligible to receive an ISO, extend the expiration date of the Plan, decrease the minimum Option Price of an ISO granted under the Plan or increase the maximum number of shares as to which Options may be granted, except as provided in Section 9 hereof. In addition, the provisions of Section 8 that determine (i) which directors shall be granted Options pursuant to Section 8; (ii) the number of Option Shares subject to Options granted pursuant to
Section 8; (iii) the Option Price of Option Shares subject to Options granted pursuant to Section 8; and (iv) the timing of grants of Options pursuant to
Section 8 shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, if applicable.

          11. Continued Employment. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or an Affiliate or as a member of the Company's Board of Directors or in any other capacity.

          12. Withholding of Taxes.

               (a) Whenever the Company proposes or is required to deliver or transfer Option Shares in connection with the exercise of an Option, the Company shall have the right to (i) require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (ii) take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Option Shares shall be conditioned on the recipient's compliance, to the Company's satisfaction, with any withholding requirement.

               (b) Except as otherwise provided in this Section 12(b), any tax liabilities incurred in connection with the exercise of an Option under the Plan other than an ISO shall be satisfied by the Company's withholding a portion of the Option Shares underlying the Option exercised having a fair market value approximately equal to the minimum amount of taxes required to be withheld by the Company under applicable law, unless otherwise determined by the Committee with respect to any participant. Notwithstanding the foregoing, the Committee may permit an Optionee to elect one or both of the following: (i) to have taxes withheld in excess of the minimum amount required to be withheld by the Company under applicable law; provided that the Optionee certifies in writing to the Company that the Optionee owns a number of Other Available Shares that is at least equal to the number to be withheld by the Company for the then-current exercise on account of withheld taxes in excess of such minimum amount, and (ii) to pay to the Company in cash all or a portion of the taxes to be withheld upon the exercise of an Option. In all cases, the Option Shares so withheld by the Company shall have a fair market value that does not exceed the amount of taxes to be withheld minus the cash payment, if any, made by the Optionee. The fair market value of such shares shall be determined based on the last reported sale price of a share of Common Stock on the principal exchange on which the Common Stock is listed or, if not so listed, on the Nasdaq Stock Market on the last trading day prior to the date on which the Option is exercised. Any election pursuant to this Section 12(b) must be in

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

writing made prior to the date specified by the Committee, and in any event prior to the date the amount of tax to be withheld or paid is determined. In addition, with respect to persons subject to reporting requirements under
Section 16(a) of the 1934 Act, such election must be made at least six months prior to the date the amount of tax to be withheld or paid is determined (which election will remain in effect with regard to the exercise of an Option and all future exercises of Options unless revoked upon six months prior notice). An election pursuant to this Section may be made only by an Optionee or, in the event of the Optionee's death, by the Optionee's legal representative. No shares withheld pursuant to this Section 12(b) shall be available for subsequent grants under the Plan. The Committee may add such other requirements and limitations regarding elections pursuant to this Section 12(b) as it deems appropriate.

          13. Terminating Events.

               (a) The Sponsor shall give Optionees at least thirty (30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. Upon receipt of such notice, and for a period of ten (10) days thereafter (or such shorter period as the Board shall reasonably determine and so notify the Optionees), each Optionee shall be permitted to exercise the Option to the extent the Option are then exercisable; provided that, the Sponsor may, by similar notice, require the Optionee to exercise the Option, to the extent the Option is then exercisable, or to forfeit the Option (or portion thereof, as applicable). The Committee may, in its discretion, provide that upon the Optionee's receipt of the notice of a Terminating Event under this Section 13(a), the entire number of Shares covered by Options shall become immediately exercisable. Upon the close of the period described in this Section 13(a) during which an Option may be exercised in connection with a Terminating Event, such Option (including such portion thereof that is not exercisable) shall terminate to the extent that such Option have not theretofore been exercised.

               (b) Notwithstanding Section 13(a), in the event the Terminating Event is not consummated, the Option shall be deemed not to have been exercised and shall be exercisable thereafter to the extent it would have been exercisable if no such notice had been given.

          14. Additional Definitions.

               (a) "Affiliate." For purposes of this Section 14, "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

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

               (b) "Board" means the board of directors of the Sponsor.

               (c) "Change of Control" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions owns then-outstanding securities of the Sponsor having more than 50 percent of the voting power for the election of directors of the Sponsor.

               (d) "Comcast Plan" means any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate, including but not limited to this Plan, the Comcast Corporation 1996 Stock Option Plan and the 1990 Restricted Stock Plan.

               (e) "Common Stock." For purposes of the definition of the term "Other Available Shares" in Section 12(f), "Common Stock" means:

                              (i) the Sponsor's Class A Common Stock, par value, $1.00 per share; and

                              (ii) the Sponsor's Class A Special Common Stock, par value, $1.00 per share

               (f) "Other Available Shares" means, as of any date, the excess, if any of:

                    (i) the total number of shares of Common Stock owned by an Optionee; over

                    (ii) the sum of:

                              (x) the number of shares of Common Stock owned by such Optionee for less than six months; plus

                              (y) the number of shares of Common Stock owned by such Optionee that has, within the preceding six months, been the subject of a withholding certification pursuant to Section 12(b) or any similar withholding certification under any other Comcast Plan; plus

                              (z) the number of shares of Common Stock owned by such Optionee that has, within the preceding six months, been received in exchange for Shares

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

                                        surrendered as payment, in full or in
                                        part, of the exercise price for an
                                        option to purchase any securities of the Sponsor or an Affiliate under any Comcast Plan, but only to the extent of the number of Shares surrendered.

For purposes of Section 6(c), the number of Other Available Shares shall be determined separately for the Company's Class A Special Common Stock, par value, $1.00 per share, and for the Company's Class A Common Stock, par value, $1.00 per share.

               (g) "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

               (h) "Roberts Family." Each of the following is a member of the Roberts Family:

                    (i) Ralph J. Roberts;

                    (ii) a lineal descendant of Ralph J. Roberts; or

                    (iii) a trust established for the benefit of any of Ralph J. Roberts and/or a lineal descendant or descendants of Ralph J. Roberts.

               (i) "Sponsor" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

               (j) "Terminating Event" means any of the following events:

                    (i) the liquidation of the Sponsor; or

                    (ii) a Change of Control.


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

               (k) "Third Party" means any Person other than a Company, together with such Person's Affiliates, provided that the term "Third Party" shall not include the Sponsor, an Affiliate of the Sponsor or any member or members of the Roberts Family.

                        Executed as of the 10th day of December, 1996


                                      COMCAST CORPORATION

                                      BY: /s/ Stanley Wang

                                      ATTEST: /s/ Arthur R. Block




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